UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Freedom Acquisition I Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FREEDOM ACQUISITION I CORP.

14 Wall Street, 20th Floor

New York, New York 10005

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

OF SHAREHOLDERS OF

FREEDOM ACQUISITION I CORP.

Dear Shareholders of Freedom Acquisition I Corp.:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Freedom Acquisition I Corp., a Cayman Islands exempted company (the “Company,” “FACT,” “we,” “us” or “our”), to be held on February 28, 2023, at 10:30 AM, Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, New York, 10166, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or virtually via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the following dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Paul Hastings LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The accompanying proxy statement is dated February 10, 2023, and is first being mailed to shareholders of the Company on or about February 13, 2023.

Even if you are planning on attending the Extraordinary General Meeting virtually, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Amendment Proposal – as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), in the form set forth in Annex A, to extend the date by which the Company must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to up to three (3) times by an additional one month each time (or up to September 2, 2023) (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Amendment Proposal”);

2.

Proposal No. 2 – The Trust Amendment Proposal – a proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B Ordinary Shares”), voting together as a single class, to amend the Investment Management Trust Agreement, dated February 25, 2021 (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental

Stock Transfer & Trust Company (“Continental” or, the “Transfer Agent”), to reflect the Extension (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

The purpose of the Extension is to allow the Company more time to complete its previously announced business combination (the “Business Combination”). On October 3, 2022, the Company entered into that certain Business Combination (as amended by that certain First Amendment to Business Combination Agreement dated as of December 26, 2022 and that certain Second Amendment to Business Combination Agreement dated as of January 17, 2023, and as may be further amended and supplemented from time to time, the “Business Combination Agreement”) with Jupiter Merger Sub I Corp., a Delaware corporation and a wholly owned subsidiary of Freedom (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Freedom (“Second Merger Sub”), Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Complete Solaria”) and The Solaria Corporation, a Delaware corporation (“Solaria”). Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”), (i) the Company will de-register as an exempted company in the Cayman Islands and re-domesticate as a corporation in the State of Delaware; and (b) on the Closing Date, (i) First Merger Sub will merge with and into Complete Solaria, with Complete Solaria surviving as a wholly owned subsidiary of the Company, (ii) immediately thereafter and as part of the same overall transaction, Complete Solaria will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of the Company, and the Company will change its name to “Complete Solaria, Inc.”, and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria will merge with and into a newly formed Delaware limited liability company and wholly owned subsidiary of the Company (such subsidiary, “Third Merger Sub”), with Third Merger Sub surviving as a wholly owned subsidiary of the Company (collectively, the merger transactions referred to in this paragraph, the “Mergers”).

The Charter provides that the Company has until March 2, 2023 to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, our Board of Directors has determined that there may not be sufficient time before March 2, 2023, to hold an extraordinary general meeting to obtain the requisite shareholders’ approval of, and to consummate, the Business Combination. Therefore, our Board of Directors has determined that it is in the best interests of the Company and its shareholders to amend the Charter, in the form set forth in Annex A, to extend the date that the Company has to consummate the Business Combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, Freedom Acquisition I LLC, a Cayman Islands limited liability company (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make deposits (each deposit, a “Contribution” and together, the “Contributions”) into the Company’s Trust Account (as defined below) of the greater of (i) $0.12 for each public Class A Ordinary Share that is not redeemed in connection with the Extraordinary General Meeting and (ii) $1,200,000 in connection with a three (3) month extension from March 2, 2023 to June 2, 2023, and thereafter, to the extent necessary and as applicable, the greater of (i) $0.04 for each public Class A Ordinary Share that is not redeemed in connection with the Extraordinary General Meeting and (ii) $400,000 for each additional one month thereafter (up to September 2, 2023), in exchange for a non-interest bearing, unsecured promissory note issued by FACT to the Lender (the “Sponsor Loan”). The Contributions will be repayable by the Company to the Sponsor only upon consummation of the Business Combination. The Sponsor Loan will be forgiven by the Sponsor if the Company is unable to consummate the Business Combination before the Extended Date except to the extent of any funds held outside of the Trust Account. The Extension Amendment Proposal is more fully described in the accompanying Proxy Statement.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to extend the Extension up to three (3) times by an additional one month each time (or up to September 2, 2023); and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Date.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, and which election is referred to herein as the “Election”. An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed the Business Combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Amendment Proposal is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on the Business Combination at this time.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the vote at the Extraordinary General Meeting (the “Redemption Deadline”)), (a) submit a written request to the Transfer Agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the Transfer Agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by March 2, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 2, 2023.

Immediately following the Redemption Deadline, a public shareholder that makes an Election may withdraw its Election with respect to all or a portion of their public shares for which it previously submitted an Election (an “Election Reversal”). Any request for redemption, once made by a public shareholder, may not be withdrawn following the Redemption Deadline unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). Prior to the Redemption Deadline, a public shareholder that desires to withdraw its Election may effectuate an Election Reversal. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender, subject to the restrictions set forth herein. If you delivered your shares for redemption to the Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the address listed below. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested, and the number or percentage of the shares for which reversal is requested. See “Proposal No. 1 – The Extension Amendment Proposal – Redemption Withdrawal Procedures.”

Based upon the amount held in the Trust Account as of September 30, 2022, which was $347,127,888, and estimated interest income and taxes post-September 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.17 at the time of the Extraordinary General Meeting to be held on February 28, 2023. The closing price of a Class A Ordinary Share on February 9, 2023, was $10.17. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on February 28, 2023, the amount expected to be held in the Trust Account on February 28, 2023 is $351,508,099.14. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the $347,127,888 that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Cayman Islands Companies Act (as amended) (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 2, 2023.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of March 2, 2023 and such later date as may be approved by the Company’s shareholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the earliest of (i) the Company’s completion of an initial business combination and (ii) the Extended Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approval the Proposals or if the Company determines that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares, of the Company (collectively, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

The Board has fixed the close of business on January 23, 2023, as the record date (the “Record Date”) for the Extraordinary General Meeting. Only shareholders of record on January 23, 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on the Business Combination at this time. If you are a public shareholder, you will have the right to vote on the Business Combination (and to exercise your redemption rights, if you so choose) when it is submitted to the Company’s shareholders for approval.

All of our shareholders are cordially invited to attend the Extraordinary General Meeting via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the following dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing FACT.info@investor.morrowsodali.com.

On behalf of our Board of Directors, we would like to thank you for your support of Freedom Acquisition I Corp.

February 10, 2023

By Order of the Board, /s/ Tidjane Thiam
Tidjane Thiam
Executive Chairman of the
Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS IN RESPECT OF YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON FEBRUARY 24, 2023 THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

This proxy statement is dated February 10, 2023

and is first being mailed to our shareholders with the form of proxy on or about February 13, 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Freedom Acquisition I Corp.

14 Wall Street, 20th Floor

New York, New York 10005

NOTICE OF THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 28, 2023

Dear Shareholders of Freedom Acquisition I Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Freedom Acquisition I Corp., a Cayman Islands exempted company (the “Company”), will be held on February 28, 2023, at 10:30 AM, Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, New York, 10166, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available virtually via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the following dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Paul Hastings LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Amendment Proposal – as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), in the form set forth in Annex A, to extend the date by which the Company must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to up to three (3) times by an additional one month each time (or up to September 2, 2023) (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Amendment Proposal”);

2.

Proposal No. 2 – The Trust Amendment Proposal – a proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B Ordinary Shares”), voting together as a single class, to amend the Investment Management Trust Agreement, dated February 25, 2021 (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (“Continental” or, the “Transfer Agent”), to reflect the Extension (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension is to allow the Company more time to complete its previously announced business combination (the “Business Combination”). On October 3, 2022, the Company entered into that certain Business Combination (as amended by that certain First Amendment to Business Combination Agreement dated as of December 26, 2022 and that certain Second Amendment to Business Combination Agreement dated as of January 17, 2023, and as may be further amended and supplemented from time to time, the “Business Combination Agreement”) with Jupiter Merger Sub I Corp., a Delaware corporation and a wholly owned subsidiary of Freedom (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Freedom (“Second Merger Sub”), Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Complete Solaria”) and The Solaria Corporation, a Delaware corporation (“Solaria”). Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”), (i) the Company will de-register as an exempted company in the Cayman Islands and re-domesticate as a corporation in the State of Delaware; and (b) on the Closing Date, (i) First Merger Sub will merge with and into Complete Solaria, with Complete Solaria surviving as a wholly owned subsidiary of the Company, (ii) immediately thereafter and as part of the same overall transaction, Complete Solaria will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of the Company, and the Company will change its name to “Complete Solaria, Inc.”, and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria will merge with and into a newly formed Delaware limited liability company and wholly owned subsidiary of the Company (such subsidiary, “Third Merger Sub”), with Third Merger Sub surviving as a wholly owned subsidiary of the Company (collectively, the merger transactions referred to in this paragraph, the “Mergers”).

The Charter provides that the Company has until March 2, 2023 to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, our Board of Directors has determined that there may not be sufficient time before March 2, 2023, to hold an extraordinary general meeting to obtain the requisite shareholders’ approval of, and to consummate, the Business Combination. Therefore, our Board of Directors has determined that it is in the best interests of the Company and its shareholders to amend the Charter, in the form set forth in Annex A, to extend the date that the Company has to consummate the Business Combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, Freedom Acquisition I LLC, a Cayman Islands limited liability company (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make deposits (each deposit, a “Contribution” and together, the “Contributions”) into the Company’s Trust Account (as defined below) of the greater of (i) $0.12 for each public Class A Ordinary Share that is not redeemed in connection with the Extraordinary General Meeting and (ii) $1,200,000 in connection with a three (3) month extension from March 2, 2023 to June 2, 2023, and thereafter, to the extent necessary and as applicable, the greater of (i) $0.04 for each public Class A Ordinary Share that is not redeemed in connection with the Extraordinary General Meeting and (ii) $400,000 for each additional one month thereafter (up to September 2, 2023), in exchange for a non-interest bearing, unsecured promissory note issued by FACT to the Lender (the “Sponsor Loan”). The Contributions will be repayable by the Company to the Sponsor only upon consummation of the Business Combination. The Sponsor Loan will be forgiven by the Sponsor if the Company is unable to consummate the Business Combination before the Extended Date except to the extent of any funds held outside of the Trust Account. The Extension Amendment Proposal is more fully described in the accompanying Proxy Statement.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to extend the Extension up to three (3) times by an additional one month each time (or up to September 2, 2023), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Date.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, and which election is referred to herein as the “Election”. An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed the Business Combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Amendment Proposal is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on the Business Combination at this time.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the vote at the Extraordinary General Meeting (the “Redemption Deadline”)), (a) submit a written request to the Transfer Agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the Transfer Agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by March 2, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 2, 2023.

Immediately following the Redemption Deadline, a public shareholder that makes an Election may withdraw its Election with respect to all or a portion of their public shares for which it previously submitted an Election (an “Election Reversal”). Any request for redemption, once made by a public shareholder, may not be withdrawn following the Redemption Deadline unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). Prior to the Redemption Deadline, a public shareholder that desires to withdraw its Election may effectuate an Election Reversal. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender, subject to the restrictions set forth herein. If you delivered your shares for redemption to the Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the address listed below. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested, and the number or percentage of the shares for which reversal is requested. See “Proposal No. 1 – The Extension Amendment Proposal – Redemption Withdrawal Procedures.”

Based upon the amount held in the Trust Account as of September 30, 2022, which was $347,127,888, and estimated interest income and taxes post-September 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.17 at the time of the Extraordinary General Meeting to be held on February 28, 2023. The closing price of a Class A Ordinary Share on February 9, 2023, was $10.17. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on February 28, 2023, the amount expected to be held in the Trust Account on February 28, 2023 is $351,508,099.14. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the $347,127,888 that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Cayman Islands Companies Act (as amended) (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 2, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The per-share liquidation price for the public shares is anticipated to be approximately $10.17 (based on the amount held in the Trust Account as of September 30, 2022, and estimated interest income and taxes post-September 30, 2022 and including the Sponsor’s Contributions pursuant to the Sponsor Loan. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00 due to unforeseen claims of potential creditors.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of March 2, 2023 and such later date as may be approved by the Company’s shareholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the earliest of (i) the Company’s completion of an initial business combination and (ii) the Extended Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approval the Proposals or if the Company determines that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension.

Approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares, of the Company (collectively, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

The Board has fixed the close of business on January 23, 2023, as the record date (the “Record Date”) for the Extraordinary General Meeting. Only shareholders of record on January 23, 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Only shareholders of record of the Company as of the close of business on January 23, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the Record Date, there were 43,125,000 Ordinary Shares issued and outstanding, including 34,500,000 Class A Ordinary Shares (that were initially sold as part of the IPO) and 8,625,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing FACT.info@investor.morrowsodali.com.

By Order of the Board, /s/ Tidjane Thiam
Tidjane Thiam
Executive Chairman of the
Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD ON FEBRUARY 28, 2023

This Notice of Extraordinary General Meeting and Proxy Statement are available at https://www.cstproxy.com/freedomac1/2023.

i

FREEDOM ACQUISITION I CORP.

PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING

To Be Held at 10:30 AM Eastern Time on February 28, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Freedom Acquisition I Corp., a Cayman Islands exempted company (the “Company,” “FACT,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on February 28, 2023, at 10:30 AM Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, New York, 10166, and will be available virtually via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the following dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Paul Hastings LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•

the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close our initial business combination, including the previously announced business combination (the “Business Combination”) with Jupiter Merger Sub I Corp., a Delaware corporation and a wholly owned subsidiary of Freedom (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Freedom (“Second Merger Sub”), Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Complete Solaria”) and The Solaria Corporation, a Delaware corporation (“Solaria”);

•	the amount of redemptions by our public shareholders;

•

the ability to retain key personnel and the ability to achieve shareholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy;

•	disrupted global supply chains and significant volatility and disruption of financial markets;

•	increased expenses associated with being a public company;

•

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•	our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•	our pool of prospective target businesses;

•	the ability of our officers and directors to generate a number of potential investment opportunities;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in our trust account or available to us from interest income on the trust account balance; and

•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on February 25, 2021, (ii) Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 13, 2022, (iii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 filed with the SEC on May 23, 2022, (iv) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 filed with the SEC on August 23, 2022, (v) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 filed with the SEC on November 21, 2022 and (vi) our Registration Statement on Form S-4, as amended from time to time, initially filed with the SEC on February 10, 2023, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Our Board may determine to postpone the Extraordinary General Meeting in its sole discretion. Our Board currently intends to postpone or cancel the Extraordinary General Meeting if the Elections (after taking into account any Election Reversals) by our public shareholders would cause us to have less than $5,000,001 of net tangible assets, in order to allow for the receipt of sufficient Election Reversals by the Transfer Agent to avoid such outcome. During such time, any public shareholders that have made Elections will not be able to transfer, assign or sell such shares and will not receive any funds with respect to such Elections until the adoption of the Proposals, if at all.

Our Board may determine to postpone the Extraordinary General Meeting if, at the deadline to make an Election (which is 5:00 P.M. Eastern time on February 24, 2023, the date that is two business days prior to the scheduled vote at the Extraordinary General Meeting), the Elections (after taking into account any Election Reversals) by our public shareholders would cause us to have less than $5,000,001 of net tangible assets following the adoption of the Proposals.

Our Board may also determine to postpone the Extraordinary General Meeting if, prior to such Extraordinary General Meeting, the Elections (after taking into account any Election Reversals) by our public shareholders would cause us to have less than $5,000,001 of net tangible assets following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals so as to not cause the Company to have less than $5,000,001 of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the Extraordinary General Meeting.

During such time as our Board has postponed the Extraordinary General Meeting, but prior to any abandonment of the Proposals, we will seek for our public shareholders to make Election Reversals. For the duration of such postponement, to the extent a public shareholder has made the Election to redeem its public shares and has delivered its share certificates (if any) and any other redemption forms physically or electronically through DWAC, such shareholder will not be able to transfer, assign or sell such shares, which could subject such public shareholder to a number of risks, including, among other things, the risk that the amount of assets in the Trust Account decreases below the amount therein as of the time of the Redemption Deadline, the risk that the market price of our public shares decreases from the price as of the time of the Redemption Deadline and the risk that the Extraordinary General Meeting is abandoned. We cannot make any assurances with respect to the length of time for which we would postpone the Extraordinary General Meeting to seek for our public shareholders to make Election Reversals. In addition, we cannot assure whether, in the event of any such postponement, the Proposals would eventually be adopted.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that we may be unable to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of September 30, 2022, there was $347,127,888 in investments held in the Trust Account. There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete our initial Business Combination within 24 months after the effective date of our IPO Registration Statement, it is possible that a claim could be made that we have been operating as, and we could be deemed to be, an unregistered investment company. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a bank deposit account, subject to the terms and conditions of the Trust Agreement. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum, which yield may be materially less than the current investments in connection with the Trust Account.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held both physically and virtually on February 28, 2023, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

FACT is a blank check company incorporated on December 23, 2020, as a Cayman Islands exempted company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On March 2, 2021, FACT consummated its initial public offering (“IPO”) of 34,500,000 units, with each unit consisting of one Class A Ordinary Share and one-fourth of one redeemable warrant to purchase one Class A Ordinary Share. Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,266,667 private placement warrants at a purchase price of $1.50 per private placement warrant to Freedom Acquisition I LLC (the “Sponsor”), generating gross proceeds to us of $9.4 million. Following the closing of the Company’s IPO, an aggregate of $345.0 million ($10.00 per unit) of the net proceeds from its IPO and the sale of the private placement warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by March 2, 2023.

On October 3, 2022, the Company entered into that certain Business Combination (as amended by that certain First Amendment to Business Combination Agreement dated as of December 26, 2022 and that certain Second Amendment to Business Combination Agreement dated as of January 17, 2023, and as may be further amended and supplemented from time to time, the “Business Combination Agreement”) with Jupiter Merger Sub I Corp., a Delaware corporation and a wholly owned subsidiary of Freedom (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Freedom (“Second Merger Sub”), Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Complete Solaria”) and The Solaria Corporation, a Delaware corporation (“Solaria”). Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”), (i) the Company will de-register as an exempted company in the Cayman Islands and re-domesticate as a corporation in the State of Delaware; and (b) on the Closing Date, (i) First Merger Sub will merge with and into Complete Solaria, with Complete Solaria surviving as a wholly owned subsidiary of the Company, (ii) immediately thereafter and as part of the same overall transaction, Complete Solaria will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of the Company, and the Company will change its name to “Complete Solaria, Inc.”, and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria will merge with and into a newly formed Delaware limited liability company and wholly owned subsidiary of the Company (such subsidiary, “Third Merger Sub”), with Third Merger Sub surviving as a wholly owned subsidiary of the Company (collectively, the merger transactions referred to in this paragraph, the “Mergers”).

Like most blank check companies, the Company’s Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Ordinary Shares sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In the Company’s case, such certain date is March 2, 2023. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before March 2, 2023, to hold an Extraordinary General Meeting to obtain shareholder approval of and consummate the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such Extraordinary General Meeting, which is expected to be held sometime before June 2, 2023 (or up to September 2, 2023) (the “Extended Date”), subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the Business Combination is compelling and in the best interests of our shareholders. The Board has determined that it is in the best interests of our shareholders to amend the Company’s Charter to extend the date by which the Company must complete an initial business combination to the Extended Date in order to allow the Company more time to complete the Business Combination. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.

Proposal No. 1 – The Extension Amendment Proposal – as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), in the form set forth in Annex A, to extend the date by which the Company must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to up to three (3) times by an additional one month each time (or up to September 2, 2023) (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Amendment Proposal”);

2.

Proposal No. 2 – The Trust Amendment Proposal – a proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B Ordinary Shares”), voting together as a single class, to amend the Investment Management Trust Agreement, dated February 25, 2021 (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (“Continental” or, the “Transfer Agent”), to reflect the Extension (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Extension Amendment Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination filed with the SEC on October 4,

2022, December 28, 2022, and January 17, 2023, including the complete text of the Business Combination Agreement included as an exhibit therein, and the Registration Statement on Form S-4, as amended from time to time, initially filed with the SEC on February 10, 2023.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Tidjane Thiam and Adam Gishen have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 10:30 AM Eastern Time, on February 28, 2023, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, New York, 10166, and will be available virtually via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the following dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Paul Hastings LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. While you will be permitted to attend the proceedings of the Extraordinary General Meeting virtually via live webcast or teleconference, you will not be able to vote via live webcast or teleconference, and such virtual participation will not be counted for the purposes of establishing a quorum. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act (as amended) of the Cayman Islands (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement, and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Amendment Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote “FOR” the Trust Amendment Proposal?

The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of an initial business combination and (ii) the Extended Date.

After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that the Company would be able to complete the Business Combination before March 2, 2023 as provided in the Charter, the Board has determined that the Trust Amendment Proposal is in your best interests and recommends that you vote or give instruction to vote in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Are the proposals conditioned on one another?

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Extraordinary General Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Extraordinary General Meeting in the event that the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Extraordinary General Meeting, the Adjournment Proposal will not be presented.

When would the Board abandon the Proposals or postpone the Extraordinary General Meeting?

The Board may elect to postpone or abandon the Proposals in its sole discretion up to and until the time of the Extraordinary General Meeting. In no event will the Company proceed with the Extension if the Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Our Board may determine to postpone the Extraordinary General Meeting if, at the deadline to make an Election (which is 5:00 P.M. Eastern time on February 24, 2023, the date that is two business days prior to the scheduled vote at the Extraordinary General Meeting), the Elections (after taking into account any Election Reversals) by our public shareholders would cause us to have less than $5,000,001 of net tangible assets following the adoption of the Proposals.

Our Board may also determine to postpone the Extraordinary General Meeting if, prior to such Extraordinary General Meeting, the Elections (after taking into account any Election Reversals) by our public shareholders would cause us to have less than $5,000,001 of net tangible assets following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals so as to not cause the Company to have less than $5,000,001 of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the Extraordinary General Meeting. For the duration of such postponement, to the extent a public shareholder has made the Election to redeem its public shares and has tendered or delivered such share certificate(s) (if applicable) physically or electronically (and any other redemption documents) through the Deposit Withdrawal at Custodian (“DWAC”) system of the Depository Trust Company (“DTC”), such shareholder will not be able to transfer, assign or sell such shares.

Our Board may abandon the Proposals in its sole discretion. Our Board intends to abandon the Proposals if our shareholders do not provide proxies sufficient to approve the Proposals in advance of the Extraordinary General Meeting.

Notwithstanding shareholder approval of the Proposals or the number of Elections (taking into account any Election Reversals) by our public shareholders, our Board will retain the right to abandon the Proposals or postpone or cancel the Extraordinary General Meeting at any time and for any reason without any further action by our shareholders.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors and officers and their permitted transferees (collectively, the “Initial Shareholders”) collectively have the right to vote approximately 20% of the Company’s issued and outstanding

Ordinary Shares (as defined below), and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.

Subject to applicable securities laws (including with respect to material non-public information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. ln the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.17 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a5l(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.

Who is the Company’s Sponsor?

The Sponsor is Freedom Acquisition I LLC, a Cayman Islands limited liability company, which is affiliated with certain directors and officers of the Company. The Sponsor and certain of our directors own 8,577,500 Class B Ordinary Shares, and the Sponsor owns 6,266,667 private placement warrants of the Company.

Each of the individuals who will serve as directors of the post-closing combined entity upon the closing of the Business Combination is a U.S. citizen, except Tidjane Thiam and Adam Gishen.

The Company does not currently believe that any of the above facts or relationships would subject the proposed Business Combination to mandatory regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). The Company does not currently believe that the Business Combination would trigger a CFIUS filing requirement under 31 C.F.R. § 800.401, as the Company believes that neither Complete Solaria nor Solaria are “TID U.S. businesses” within the meaning of 31 C.F.R. § 800.248. Nor does the Company believe that if CFIUS were to initiate a review of the Business Combination of its own accord that the Business Combination ultimately would be prohibited by CFIUS.

However, if CFIUS were to initiate a review of the proposed Business Combination, CFIUS could ultimately decide to block or delay the Business Combination, impose conditions with respect to such Business Combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of Business Combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing the Business Combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

What vote is required to approve the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Trust Amendment Proposal?

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What happens if I sell my public shares or units before the Extraordinary General Meeting?

The Record Date is earlier than the date of the Extraordinary General Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary General Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem l 00% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by March 2, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 2, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve completing the closing conditions to the Business Combination Agreement, including, without limitation, any filings required pursuant to antitrust laws, and the expiration of the required waiting periods thereunder, and holding an extraordinary general meeting to consider and approve the Business Combination and related proposals.

The Company is seeking approval of the Extension because the Company may not be able to complete all of the tasks listed above, and others that may be required to consummate the Business Combination, prior to March 2, 2023. If the Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the Business Combination.

Upon approval of the Extension Amendment Proposal by the holders of at least two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General

Meeting, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Founder Shares (as defined below). We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.

If the Extension Amendment Proposal is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of February 25, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination such as the Business Combination?

Yes. Assuming you are a shareholder as of the Record Date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination such as the Business Combination when it is submitted to shareholders. If you disagree with an initial business combination, such as the Business Combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company’s Secretary at 14 Wall Street, 20th Floor, New York, New York 10005, so that it is received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on February 28, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them/or me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. While shareholders will be permitted to attend the proceedings of the Extraordinary General Meeting virtually via live webcast or teleconference, such shareholders will not be able to vote via live webcast or teleconference, and such virtual participation will not be counted for the purposes of establishing a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on January 23, 2023, the Record Date, are entitled to vote at the Extraordinary General Meeting. As of the Record Date , there were 43,125,000 Ordinary Shares (as defined below) issued and outstanding, consisting of 34,500,000 Class A Ordinary Shares and 8,625,000 Class B Ordinary Shares, par value $0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”). In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the Record Date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Founder Shares owned by the Initial Shareholders constitute approximately 20% of our issued and outstanding Ordinary Shares.

Registered Shareholders. If our shares are registered directly in your name with Continental, the Transfer Agent, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the board of directors recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Company directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 – The Extension Amendment Proposal – Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor our Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 2, 2023.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which

SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete our initial Business Combination within 24 months after the effective date of our IPO Registration Statement, it is possible that a claim could be made that we have been operating as an unregistered investment company. Even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company.

The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of September 30, 2022, there was $347,127,888 in investments held in the Trust Account. The longer that the funds in the Trust Account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a bank deposit account, subject to the terms and conditions of the Trust Agreement. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum, which yield may be materially less than the current investments in connection with the Trust Account. See the section entitled “Risk Factors—If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.”

How do I vote?

If you are a holder of record of Ordinary Shares on January 23, 2023, the Record Date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. While you will be permitted to attend the proceedings of the Extraordinary General Meeting virtually via live webcast or teleconference, you will not be able to vote via live webcast or teleconference, and such virtual participation will not be counted for the purposes of establishing a quorum. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to the Transfer Agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the Transfer Agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender, subject to the restrictions set forth herein. Prior to the Redemption Deadline, a public shareholder that desires to withdraw its Election may effectuate an Election Reversal. Any request for redemption, once made by a public shareholder, may not be withdrawn following the Redemption Deadline unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you delivered your share certificate(s) (if applicable) for redemption to the Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the address listed below. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public shareholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The Transfer Agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

Based upon the amount held in the Trust Account as of September 30, 2022, which was $347,127,888, and estimated interest income and taxes post-September 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.17 at the time of the Extraordinary General Meeting to be held on February 28, 2023. The closing price of a Class A Ordinary Share on February 9, 2023, was $10.17. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on February 28, 2023, the amount expected to be held in the Trust Account on February 28, 2023 is $351,508,099.14. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental, the Transfer Agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my Ordinary Shares?” above.

How do I make an Election Reversal with respect to my public shares?

Our Board may elect to abandon the Proposals in its sole discretion up to and until the time of the Extraordinary General Meeting. In no event will the Company proceed with the Extension if the Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Prior to the Redemption Deadline, a public shareholder that desires to withdraw its Election may effectuate an Election Reversal. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender, subject to the restrictions set forth herein. If you delivered your shares for redemption to the Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the address listed below. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested, and the number or percentage of the shares for which reversal is requested.

Immediately following the deadline to make an Election (which is 5:00 P.M. Eastern time on February 24, 2023, the date that is two business days prior to the scheduled vote at the Extraordinary General Meeting), a public shareholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that the Transfer Agent return the shares (physically or electronically) as soon as possible following the Redemption Deadline. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested, and the number or percentage of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the Transfer Agent. Any request for redemption, once made by a public shareholder, may not be withdrawn following the Redemption Deadline unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Our Board may determine to postpone the Extraordinary General Meeting if, one business day prior to the Extraordinary General Meeting, the if the Elections (after taking into account any Election Reversals) by our public shareholders would cause us to have less than $5,000,001 of net tangible assets following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals from public shareholders by the Transfer Agent so as to not cause the Company to have less than $5,000,001 of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the Extraordinary General Meeting. For the duration of such postponement, to the extent you have made the Election to redeem your public shares and have delivered your share certificates (if any) and any other redemption forms physically or electronically through DWAC, you will not be able to transfer, assign or sell such shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $35,500, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Freedom Acquisition I Corp.

14 Wall Street, 20th Floor

New York, New York 10005

Attn: Adam Gishen

Telephone: (212) 618-1798

Email: ag@freedomac1.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Emai1: FACT.info@investor.morrowsodali.com

For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination filed with the SEC on October 4, 2022, December 28, 2022 and January 17, 2023, including the complete text of the Business Combination Agreement included as an exhibit therein, and the Registration Statement on Form S-4, as amended from time to time, initially filed with the SEC on February 10, 2023. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your share certificates (if any) and any other redemption forms (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your share certificates (if any) and any other redemption forms, please contact:

SPAC Redemption Team

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

E-mail: spacredemptions@continentalstock.com

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held on February 28, 2023, at 10:30 AM, Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, New York, 10166, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or virtually via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the dial-in numbers set forth below to consider and vote upon the proposals to be put to the Extraordinary General Meeting.

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Paul Hastings LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.

Proposal No. 1 – The Extension Amendment Proposal – as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), in the form set forth Annex A, to extend the date by which the Company must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to up to three (3) times by an additional one month each time (or up to September 2, 2023) (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Amendment Proposal”);

2.

Proposal No. 2 – The Trust Amendment Proposal – a proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B Ordinary Shares”), voting together as a single class, to amend the Investment Management Trust Agreement, dated February 25, 2021 (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (“Continental” or, the “Transfer Agent”), to reflect the Extension (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Extension Amendment Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Reports on Form 8-K relating to the Business Combination filed with the SEC on October 4, 2022, and December 28, 2022, and January 17, 2023, including the complete text of the Business Combination Agreement included as an exhibit therein, and the Registration Statement on Form S-4, as amended from time to time, initially filed with the SEC on February 10, 2023.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on January 23, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 Ordinary Shares issued and outstanding, including 34,500,000 Class A Ordinary Shares (that were initially sold as part of the IPO) and 8,625,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. While shareholders will be permitted to attend the proceedings of the Extraordinary General Meeting virtually via live webcast or teleconference, such shareholders will not be able to vote via live webcast or teleconference, and such virtual participation will not be counted for the purposes of establishing a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the following dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

While you will be permitted to attend the proceedings of the Extraordinary General Meeting virtually via live webcast or teleconference, you will not be able to vote via live webcast or teleconference, and such virtual participation will not be counted for the purposes of establishing a quorum. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing FACT.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s Secretary at 14 Wall Street, 20th Floor, New York, New York 10005, so that it is received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on February 28, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:30 AM Eastern Time, on February 28, 2023, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, New York, 10166, or virtually via live webcast at https://www.cstproxy.com/freedomac1/2023 or by using the following dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0548169#

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Paul Hastings LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. While you will be permitted to attend the proceedings of the Extraordinary General Meeting virtually via live webcast or teleconference, you will not be able to vote via live webcast or teleconference, and such virtual participation will not be counted for the purposes of establishing a quorum. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $32,500, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400) Email: FACT.info@investor.morrowsodali.com)

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

Our Charter provides that no special business shall be transacted at any general meeting without the consent of all shareholders entitled to receive notice of that meeting, unless notice of such special business has been given in the notice convening that meeting. All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, any report of the directors or of the Company’s auditors, and the fixing of the remuneration of the Company’s auditors.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 14 Wall Street, 20th Floor, New York, New York 10005. Our telephone number is (212) 618-1798. Our corporate website address is https://freedomac1.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Background

On March 2, 2021, the Company completed its IPO of 34,500,000 units at a price of $10.00 per unit generating gross proceeds to the Company of $345,000,000. Each unit consists of one Class A Ordinary Share and one-fourth of one public warrant. Each public warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments. Substantially concurrently with the closing of the IPO, the Company consummated the sale of 6,226,667 private placement warrants at a price of $1.50 per private placement warrant in a private placement to the Sponsor, generating gross proceeds of $59,400,000 to the Company. An aggregate of $345,000,000 of the net proceeds from the Company’s IPO and the sale of the private placement warrants were placed in the Trust Account, with Continental acting as trustee.

The Charter provides that we have until March 2, 2023, to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before March 2, 2023, to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such meeting, which is expected to be held sometime before the Extended Date, subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension.

The Extension

We are proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must (i) consummate its initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A Ordinary Shares from March 2, 2023, to June 2, 2023 (or up to September 2, 2023) (the “Extended Date”).

Reasons for the Proposal

On October 3, 2022, the Company entered into that certain Business Combination (as amended by that certain First Amendment to Business Combination Agreement dated as of December 26, 2022 and that certain Second Amendment to Business Combination Agreement dated as of January 17, 2023, and as may be further amended and supplemented from time to time, the “Business Combination Agreement”) with Jupiter Merger Sub I Corp., a Delaware corporation and a wholly owned subsidiary of Freedom (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Freedom (“Second Merger Sub”), Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Complete Solaria”) and The Solaria Corporation, a Delaware corporation (“Solaria”). Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”), (i) the Company will de-register as an exempted company in the Cayman Islands and re-domesticate as a corporation in the State of Delaware; and (b) on the Closing Date, (i) First Merger Sub will merge with and into Complete Solaria, with Complete Solaria surviving as a wholly owned subsidiary of the Company, (ii) immediately thereafter and as part of the same overall transaction, Complete Solaria will merge with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of the Company, and the Company will change its name to “Complete Solaria, Inc.”, and (iii) immediately after the consummation of the Second Merger and as part of the same overall transaction, Solaria will merge with and into a newly formed Delaware limited liability company and wholly owned subsidiary of the Company (such subsidiary, “Third Merger Sub”), with Third Merger Sub surviving as a wholly owned subsidiary of the Company (collectively, the merger transactions referred to in this paragraph, the “Mergers”).

Like most blank check companies, the Company’s Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Ordinary Shares sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In the Company’s case, such certain date is March 2, 2023. While the Company and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before March 2, 2023, to hold an Extraordinary General Meeting to obtain shareholder approval of and consummate the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such Extraordinary General Meeting, which is expected to be held sometime before June 2, 2023 (or up to September 2, 2023) (the “Extended Date”), subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the Business Combination is compelling and in the best interests of our shareholders. The Board has determined that it is in the best interests of our shareholders to amend the Company’s Charter to extend the date by which the Company must complete an initial business combination to the Extended Date in order to allow the Company more time to complete the Business Combination. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon.

The Charter currently provides that if the Company does not complete an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on the proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

The Sponsor

The Sponsor is Freedom Acquisition I LLC, a Cayman Islands limited liability company, which is affiliated with certain directors and officers of the Company. The Sponsor and certain of our directors own 8,577,500 Class B Ordinary Shares, and the Sponsor owns 6,266,667 private placement warrants of the Company.

Each of the individuals who will serve as directors of the post-closing combined entity upon the closing of the Business Combination is a U.S. citizen, except Tidjane Thiam and Adam Gishen.

The Company does not currently believe that any of the above facts or relationships would subject the proposed Business Combination to mandatory regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). The Company does not currently believe that the Business Combination would trigger a CFIUS filing requirement under 31 C.F.R. § 800.401, as the Company believes that neither Complete Solaria nor Solaria are “TID U.S. businesses” within the meaning of 31 C.F.R. § 800.248. Nor does the Company believe that if CFIUS were to initiate a review of the Business Combination of its own accord that the Business Combination ultimately would be prohibited by CFIUS.

However, if CFIUS were to initiate a review of the proposed Business Combination, CFIUS could ultimately decide to block or delay the Business Combination, impose conditions with respect to such Business Combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of Business Combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing the Business Combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by March 2, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by March 2, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Cayman Registrar in the form set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination, and specifically the Business Combination, by the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the $347,127,888 that was in the Trust Account as of September 30, 2022. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on February 28, 2023, the amount expected to be held in the Trust Account on February 28, 2023 is $351,508,099.14. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.

If the Extension Amendment Proposal is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

In no event will the Company proceed with the Extension if the Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals, including the Extension Amendment Proposal.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 24, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on February 24, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to the Transfer Agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the Transfer Agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to the Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The Transfer Agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of September 30, 2022, which was $347,127,888, and estimated interest income and taxes post-September 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.17 at the time of the Extraordinary General Meeting to be held on February 28, 2023. The closing price of a Class A Ordinary Share on February 9, 2023, was $10.17. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Without giving effect to any requests for redemption in connection with the Extraordinary General Meeting to be held on February 28, 2023, the amount expected to be held in the Trust Account on February 28, 2023 is $351,508,099.14. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Transfer Agent prior to the vote on the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Redemption Withdrawal Procedures

Our Board may elect to abandon the Proposals in its sole discretion up to and until the time of the Extraordinary General Meeting. In no event will the Company proceed with the Extension if the Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Prior to the Redemption Deadline, a public shareholder that desires to withdraw its Election may effectuate an Election Reversal. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender, subject to the restrictions set forth herein. If you delivered your shares for redemption to the Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the address listed below. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested, and the number or percentage of the shares for which reversal is requested.

Immediately following the deadline to make an Election (which is 5:00 P.M. Eastern time on February 24, 2023, the date that is two business days prior to the scheduled vote at the Extraordinary General Meeting), a public shareholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that the Transfer Agent return the shares (physically or electronically) as soon as possible following the Redemption Deadline. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested, and the number or percentage of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the Transfer Agent. Any request for redemption, once made by a public shareholder, may not be withdrawn following the Redemption Deadline unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Our Board may determine to postpone the Extraordinary General Meeting if, one business day prior to the Extraordinary General Meeting, the if the Elections (after taking into account any Election Reversals) by our public shareholders would cause us to have less than $5,000,001 of net tangible assets following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals from public shareholders by the Transfer Agent so as to not cause the Company to have less than $5,000,001 of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the Extraordinary General Meeting. For the duration of such postponement, to the extent you have made the Election to redeem your public shares and have delivered your share certificates (if any) and any other redemption forms physically or electronically through DWAC, you will not be able to transfer, assign or sell such shares.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON FEBRUARY 24, 2023 THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Class A Ordinary Shares redeemed for cash if the Extension Amendment Proposal is completed. This discussion applies only to Class A Ordinary Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers in securities that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold Class A Ordinary Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Ordinary Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A Ordinary Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Ordinary Shares who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

Subject to the PFIC rules discussed below under “—PFIC Considerations”, if a U.S. Holder’s Class A Ordinary Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as described below under the section entitled “—U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares”. If the redemption does not qualify as a sale of Class A Ordinary Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “—U.S. Holders—Taxation of Distributions”.

The redemption of Class A Ordinary Shares will generally qualify as a sale of the Class A Ordinary Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Class A Ordinary Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A Ordinary Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “—Taxation of Distributions”. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Ordinary Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it. U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “—PFIC Considerations”, if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a distribution, as discussed above, such distributions will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A Ordinary Shares are readily tradable on an established securities market in the United States or (ii) Class A Ordinary Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Class A Ordinary Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares”.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.

Subject to the PFIC rules discussed below under “—PFIC Considerations”, if the redemption of a U.S. Holder’s Class A Ordinary Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A Ordinary Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A Ordinary Shares described in this proxy statement may prevent the holding period of the Class A Ordinary Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A Ordinary Shares (Class A Ordinary Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company with no current active business, based on the composition of our income and assets, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election for our first taxable year as a PFIC in which the U.S. Holder held Class A Ordinary Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A Ordinary Shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Required Vote

Approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Act, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Founder Shares owned by the Initial Shareholders constituted approximately 20% of our issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material non-public information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.17 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, the 8,625,000 aggregate Founder Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 6,266,667 private placement warrants held by the Sponsor;

•

In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•

All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Amendment Proposal is not approved and no initial business combination is completed by March 2, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

•

The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by March 2, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

•

The Company has entered into an Administrative Services Agreement with the Sponsor, pursuant to which the Company pays $10,000 per month for office space and administrative and support services, and such payments will continue until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation. If the Extension Amendment Proposal is approved, the Sponsor may receive payments in excess of the payments originally contemplated thereunder.

Full Text of the Resolution

Please see Annex A for the full text of the resolution to be proposed at the Extraordinary General Meeting in respect of the Extension Amendment Proposal, which includes the proposed amendment to the Charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “—Interests of the Sponsor and the Company’s Directors and Officers” above for a further discussion.

PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL

Overview

On March 2, 2021, FACT consummated its initial public offering (“IPO”) of 34,500,000 units, with each unit consisting of one Class A Ordinary Share and one-fourth of one redeemable warrant to purchase one Class A Ordinary Share. Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,266,667 private placement warrants at a purchase price of $1.50 per private placement warrant to Freedom Acquisition I LLC (the “Sponsor”), generating gross proceeds to us of $9.4 million. Following the closing of the Company’s IPO, an aggregate of $345.0 million ($10.00 per unit) of the net proceeds from its IPO and the sale of the private placement warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by March 2, 2023. The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of September 30, 2022, there was $347,127,888 in investments held in the Trust Account and approximately $169,558 of cash held outside the Trust Account. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may determine, in our discretion, to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the Trust Account in a bank deposit account subject to the terms and conditions of the Trust Agreement. See the section entitled “Risk Factors—If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.”

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of March 2, 2023 and such later date as may be approved by the Company’s shareholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the earliest of (i) the Company’s completion of an initial business combination and (ii) the Extended Date, if the aforementioned termination letter has not been received by Continental prior to such date.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of FACT’s completion of an initial business combination and March 2, 2023 to (B) the earliest of (i) FACT’s completion of an initial business combination and (ii) the Extended Date, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter and that such other date may be no earlier than March 2, 2023.

After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that the Company would be able to complete its Business Combination before March 2, 2023, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, FACT may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by FACT’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary General Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof or is not implemented, and the Business Combination is not completed on or before March 2, 2023, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by FACT in connection with FACT’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by FACT’s shareholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Full Text of the Resolution

“RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”

Recommendation of the Board

As described herein, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company. The Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such proposal.

After careful consideration of all relevant factors, our Board determined that the Trust Amendment Proposal is in the best interests of the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of December 31, 2022, with respect to our Ordinary Shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 43,125,000 Ordinary Shares outstanding as of December 31, 2022, including 34,500,000 Class A Ordinary Shares and 8,625,000 Class B Ordinary Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of December 31, 2022. To our knowledge, no Ordinary Shares beneficially owned by any executive officer or director have been pledged as security.

	Class A Ordinary Shares(2)		Class B Ordinary Shares(3)
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares
5% Holders of the Company
Freedom Acquisition I LLC(4)	—	—	8,502,500	98.6%	19.7%
Entities affiliated with Glazer Capital, LLC(5)	2,590,299	7.5%	—	—	6.0%
Directors and Executive Officers of the Company
Tidjane Thiam	—	—	—	—	—
Adam Gishen	—	—	—	—	—
Edward Zeng	—	—	—	—	—
Noreen Doyle	—	—	25,000	*	*
William Janetschek	—	—	25,000	*	*
Nell Cady-Kruse	—	—	25,000	*	*
All officers and directors as a group (six individuals)	—	—	75,000	*	*

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table is 14 Wall Street, 20th Floor, New York, New York 10005.
(2)	Holders of record of Ordinary Shares are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law.
(3)

Interests shown consist solely of founder shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of the Business Combination on a one-for-one basis.

(4)	Freedom Acquisition I LLC, our Sponsor, is the record holder of such shares. Mr. Thiam, Mr. Gishen and Mr. Bhatia are the three managers of our Sponsor’s board of managers. Each manager of Freedom

Acquisition I LLC has one vote, and the approval of a majority of the members of the board of managers is required to approve an action of Freedom Acquisition I LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to Freedom Acquisition I LLC. Based upon the foregoing analysis, no individual manager of Freedom Acquisition I LLC exercises voting or dispositive control over any of the securities held by Freedom Acquisition I LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly. NextG Tech Limited (“NextG”), an affiliate of Edward Zeng, a director of the Company, is a member of the Sponsor and holds a 50% interest in the Sponsor. The address for NextG is 5125 Lufthansa Center, Chaoyang District, Beijing, China 100125.
(5)

The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC on February 14, 2022. Glazer Capital, LLC (“Glazer Capital”) and Paul J. Glazer, who serves as the managing member of Glazer Capital, have shared voting and dispositive power with respect to the Class A Ordinary Shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). The address for the Glazer Funds and Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

Our Initial Shareholders beneficially own approximately 20% of our issued and outstanding Ordinary Shares. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company.

If the Extension Amendment Proposal is not approved, and the Company does not consummate an initial business combination by March 2, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no 2023 annual general meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 14 Wall Street, 20th Floor, New York, New York 10005, or (212) 618-1798, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Center” at https://freedomac1.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Freedom Acquisition I Corp.

14 Wall Street, 20th Floor

New York, New York 10005

(212) 618-1798

Attention: Adam Gishen

Email: ag@freedomac1.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerages, please call: (203) 658-9400

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

If you are a shareholder of the Company and would like to request documents, please do so by February 21, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

February 10, 2023

ANNEX A

Extension Amendment Proposal

RESOLVED, as a special resolution, that effective February 28, 2023, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 and 49.8 in their entirety and the insertion of the following language in their place:

49.7

In the event that the Company does not consummate a Business Combination by June 2, 2023 (or up to September 2, 2023), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8 In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by June 2, 2023 (or up to September 2, 2023); or

(b) with respect to any other material provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

A-1

ANNEX B

FORM OF AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment to the Investment Management Trust Agreement (this “Amendment”) is made effective as of February [    ], 2023 by and between Freedom Acquisition I Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated as of February 25, 2021, by and between the Company and the Trustee (the “Trust Agreement”).

WHEREAS, a total of $345,000,000 was placed in the Trust Account from the Offering and sale of private warrants;

WHEREAS, the third recital to the Trust Agreement provides that, as described in the Prospectus, $300,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) (or $345,000,000 if the Underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);

WHEREAS, Section 6(c) of the Trust Agreement provides the Trust Agreement may only be amended with the approval of the holders of 65% or more of all of the Ordinary Shares (the “Consent of the Shareholders”);

WHEREAS, the Company obtained the Consent of the Shareholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

(a) The third recital to the Trust Agreement is hereby amended and restated as follows:

“WHEREAS, as described in the Prospectus, (i) $300,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) (or $345,000,000 if the Underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) and (ii) in connection with a three (3) month extension (from March 2, 2023 to June 2, 2023) to consummate the Business Combination, a deposit of the greater of (i) $0.12 for each public Class A ordinary share that was not redeemed in connection with the Extraordinary General Meeting of the Company’s shareholders (the “Extraordinary General Meeting”) held on February 28, 2023, or on such other date to which such meeting was postponed or adjourned, as applicable, in connection therewith, and (ii) $1,200,000 in connection with a three (3) month extension from March 2, 2023 to June 2, 2023 (the “Deadline”) shall be delivered to the Trustee to be deposited and held in the Trust Account, and thereafter to extend the Deadline up to three (3) times by an additional one month each time (or up to September 2, 2023) by depositing into the Trust Account the greater of (i) $0.04 for each public Class A ordinary share that was not redeemed in connection with the Extraordinary General Meeting in connection therewith and (ii) $400,000 for each additional one month, are referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);

(b) Section 1(i) is hereby amended and restated as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and, in the case of Exhibit B, less up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) 27 months after the closing of the Offering (June 2, 2023); provided, however, that such date may be extended thereafter up to three (3) times by an additional one (1) month each time (or up to September 2, 2023) and (ii) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”

2. Miscellaneous.

(a) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

(b) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(c) This Amendment is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(e) Except as specified herein, no party to this Amendment may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

FREEDOM ACQUISITION I CORP.

By:
Name: Adam Gishen
Title: Chief Executive Officer

21703 Freedom Acq. I Corp Proxy Card Rev5 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. FREEDOM ACQUISITION I CORP. 2023 Extraordinary General Meeting of Shareholders to be held on February 28, 2023 10:30 A.M. Eastern Time This Proxy is Solicited On Behalf Of The Board Of Directors Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided PROXY CARD 2 THE AND BOARD PROPOSAL OF DIRECTORS 3. RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL Proposal 1 – Extension Amendment Proposal Amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering that was consummated on March 2, 2021, for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to up to three (3) times by an additional one month each time (or up to September 2, 2023) (the “Extension”). Proposal 2 – Trust Amendment Proposal Amend the Investment Management Trust Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Extension. Proposal 3 – Adjournment Proposal Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. PLEASE ENVELOPE SIGN, ENCLOSED DATE TO AND CONTINENTAL RETURN THE STOCK PROXY TRANSFER IN THE & TRUST DIRECTED COMPANY HEREIN . THIS BY THE PROXY ABOVE WILL SIGNED BE VOTED SHAREHOLDER IN THE MANNER . IF NO EACH DIRECTION OF PROPOSAL IS MADE, 1, PROPOSAL THIS PROXY 2 AND WILL PROPOSAL BE VOTED 3“FOR” . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date, 2023 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this FOR AGAINST ABSTAIN

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

FREEDOM ACQUISITION I CORP.

for the sole purpose of considering and voting upon the following proposals, and hereby appoints Tidjane Thiam and Adam Gishen (each with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, of the Freedom Acquisition I Corp. (the **"Company"**) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

21703 Freedom Acq. I Corp Proxy Card Rev5 Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on February 28, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/freedomac1/2023. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED FREEDOM ACQUISITION I CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS Proposal, The undersigned, the Trust Amendment revoking Proposal any previous and proxies the Adjournment relating to Proposal these shares hereby with acknowledges respect to the receipt Extension of the Amendment notice and Proxy Statement, dated February 10, to 2023, be held in at connection 10:30 A.M. with Eastern the extraordinary Time on February general 28, meeting 2023 at of the shareholders offices of Paul (the Hastings “Extraordinary LLP, located General at 200 Meeting”) Park Avenue, New York, New York, 10166, or at such other time, on such other date and at such other place to which the meeting    may be postponed or adjourned, or virtually via live webcast at https://www. cstproxy.com/freedomac1/2023 or by using the following dial-in numbers: Telephone Within the U. access S. and (listen-only): Canada: 1 800-450-7155 (toll free) Outside Conference of the ID: U. 0548169#, S. and Canada: +1 857-999-9155 (standard rates apply) Adam for Gishen the sole (each purpose with full of considering power to act and alone), voting the upon attorneys the following and proxies proposals, of the and undersigned, hereby appoints with power Tidjane of substitution Thiam and per to each, share, to of vote the all Freedom Class A Acquisition ordinary shares, I Corp. par (the value    $0.0001 per share, and Class name B ordinary provided, shares, which the par undersigned value $0.0001 is entitled to vote at the Extraordinary General Meeting “Company”) and at any adjournments registered in the thereof,    with all the powers the undersigned them would is, have instructed if personally to vote present. or act as Without follows limiting on the proposals the general set authorization forth in the accompanying hereby given, Proxy said proxies Statement. are, and each of DIRECTION THIS PROXY, IS MADE, WHEN THIS EXECUTED, PROXY WILL WILL BE BE VOTED VOTED “FOR” IN THE EACH MANNER OF PROPOSAL DIRECTED HEREIN. 1, PROPOSAL IF NO 2 AMENDMENT AND PROPOSAL PROPOSAL 3 CONSTITUTING AND THE ADJOURNMENT THE EXTENSION PROPOSAL, AMENDMENT RESPECTIVELY. PROPOSAL, THE TRUST PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)